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NTL INCORPORATED AND SUBSIDIARIES AS OF 12/31/99


U.S. SUBSIDIARIES
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NAME                                                      JURISDICTION          OWNERSHIP
NTL Communications Corp.                                  Delaware                      100%
Bearsden Nominees, Inc.                                   Delaware                      100%
CableTel Ventures Limited                                 Delaware                      100%
CableTel Programming, Inc.                                Delaware                      100%
L.D. Data, Inc.                                           Delaware                      100%
NTL Australia SPV, Inc.                                   Delaware                      100%
NTL Digital (US), Inc.                                    Delaware                      100%
NTL France SPV, Inc.                                      Delaware                      100%
NTL International Broadcasting, Inc.                      Delaware                      100%
NTL International Services, Inc.                          Delaware                      100%
NTL (Triangle) LLC                                        Delaware                      100%
NTL (UK) Group, Inc.                                      Delaware & UK (dual)          100%
NTL Holdings Incorporated                                 Delaware                      100%
Holdings Merger Sub Inc.                                  Delaware                      100%



UK SUBSIDIARIES

NAME                                                                                   OWNERSHIP

Andover Cablevision Limited                                                             100%
Anglia Cable Communications Limited                                                     100%
Berkhamsted Properties & Building Contractors Limited                                   100%
Bracknell Cable TV Limited                                                              100%
Cable Television Limited                                                                100%
Cable Thames Valley Limited                                                             100%
CableTel Cardiff Limited                                                                100%
CableTel Central Hertfordshire Limited                                                  100%
CableTel Hertfordshire Limited                                                          100%
CableTel Herts and Beds Limited                                                         100%
CableTel Investments Limited                                                            100%
CableTel Limited                                                                        100%
CableTel Newport                                                                        100%
CableTel North Bedfordshire Limited                                                     100%
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CableTel Northern Ireland Limited                                                       100%
CableTel Scotland Limited                                                               100%
CableTel Surrey and Hampshire Limited                                                   100%
CableTel Telecom Supplies Limited                                                       100%
CableTel (UK) Limited                                                                   100%
CableTel West Glamorgan Limited                                                         100%
CableTel West Riding Limited                                                            100%
Cambridge Cable Services Limited                                                        100%
Cambridge Holding Company Limited                                                       100%
CCL Corporate Communication Services Limited                                            100%
Columbia Management Limited                                                             100%
ComTel Cable Services Limited                                                           100%
ComTel Coventry Limited                                                                 100%
Credit-Track Debt Recovery Limited                                                      100%
Diamond Cable Acquisitions Limited                                                      100%
Diamond Cable (Bassetlaw) Limited                                                       100%
Diamond Cable (Burton-upon-Trent) Limited                                               100%
Diamond Cable (Chesterfield) Limited                                                    100%
Diamond Cable Communications Limited                                                    100%
Diamond Cable Construction Limited                                                      100%
Diamond Cable CPE Limited                                                               100%
Diamond Cable (Grantham) Limited                                                        100%
Diamond Cable (Grimclee) Limited                                                        100%
Diamond Cable (Hinckley) Limited                                                        100%
Diamond Cable (Leicester) Limited                                                       100%
Diamond Cable (Lincoln) Limited                                                         100%
Diamond Cable (Lincolnshire) Limited                                                    100%
Diamond Cable (Mansfield) Limited                                                       100%
Diamond Cable (Melton Mowbray) Limited                                                  100%
Diamond Cable (Newark-on-Trent) Limited                                                 100%
Diamond Cable (Ravenshead) Limited                                                      100%
Diamond Cable (Vale of Belvoir) Limited                                                 100%
Diamond Holdings Limited                                                                100%
Diamond Visual Communications Limited                                                   100%
Digital Television Network Limited                                                      100%
DTELS Limited                                                                           100%
East Coast Cable Limited                                                                100%
East Midlands Cable Communications Limited                                              100%
East Midlands Cable Group Limited                                                       100%
East Midlands Cable Holdings Limited                                                    100%
Enablis Limited                                                                         100%
Heartland Cablevision (UK) Limited                                                      100%
Heartland Cablevision II (UK) Limited                                                   100%
Herts Cable Limited                                                                      90%
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Jewel Holdings Limited                                                                  100%
Lanbase Limited                                                                         100%
Lanbase European Holdings Limited                                                       100%
LCL Cable (Holdings) Limited                                                            100%
LCL Telephones Limited                                                                  100%
Lichfield Cable Communications Limited                                                  100%
Maza Limited                                                                            100%
Metro Hertfordshire Limited                                                             100%
Metro South Wales Limited                                                               100%
National Transcommunications Limited                                                    100%
Northampton Cable Television Limited                                                     80%
NTL Cambridge Limited                                                                   100%
NTL Communications Limited                                                              100%
NTL Darlington Limited                                                                  100%
NTL Digital Limited                                                                     100%
NTL Digital Radio Limited                                                               100%
NTL Employee Trust Limited                                                              100%
NTL Glasgow                                                                             100%
NTL Group Limited                                                                       100%
NTL Insurance Limited                                                                   100%
NTL Internet Limited                                                                    100%
NTL Investment Holdings Limited                                                         100%
NTL Kirklees                                                                            100%
NTL Limited                                                                             100%
NTL Midlands Limited                                                                    100%
NTL Milton Keynes Limited                                                               100%
NTL Networks Limited                                                                    100%
NTL Pension Trustees Limited                                                            100%
NTL Radio Services Limited                                                               75%
NTL South Central Limited                                                               100%
NTL South Wales Limited                                                                 100%
NTL Systems Limited                                                                     100%
NTL Teesside Limited                                                                    100%
NTL Telecom Services Limited                                                            100%
NTL Trustees Limited                                                                    100%
NTL Westminster Limited                                                                 100%
Oxford Cable Limited                                                                    100%
Premium TV Limited                                                                      100%
Premium TV (Ventures) Limited                                                           100%
Prospectre Limited                                                                      100%
Secure Backup Systems Limited                                                           100%
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South Yorkshire Cablevision (UK) Limited                                                100%
Southern East Anglia Cable Limited                                                      100%
Stafford Communications Limited                                                         100%
Swindon Cable Limited                                                                   100%
Tamworth Cable Communications Limited                                                   100%
Virgin Net Limited                                                                       50%
Vision Networks Services UK Limited                                                     100%
Wessex Cable Limited                                                                    100%
Workplace Technologies plc                                                              100%
Workplace Technologies Trustees Company Limited                                         100%
Workplace Technologies (Ireland) Limited                                                100%
XL Debt Recovery Agency Limited                                                         100%
X-Tant Limited                                                                           70%

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REPUBLIC OF IRELAND SUBSIDIARIES

NAME                                                                  OWNERSHIP

Cablelink Galway Limited                                              100%
Cablelink Construction Limited                                        100%
Cablelink Limited                                                     100%
Cablelink Waterford Limited                                           100%
Dublin Cablesystems Limited                                           100%

REPUBLIC OF FRANCE SUBSIDIARIES

NAME                                                                  OWNERSHIP

NTL France S.A.S.                                                     100%
NTL France Holding S.A.S.                                             100%
NTL Ile de France SNC                                                 100%
NTL 91 SNC                                                            100%
NTL Region Parisienne SNC                                             100%
NTL Essone SNC                                                        100%


OTHER FOREIGN SUBSIDIARIES


NAME                                            COUNTRY               OWNERSHIP

NTL Australia Pty Ltd.                          Australia             100%
National Transmission Company Pty Ltd.          Australia             100%
NTL Belgium, SPRL                               Belgium               100%
Workplace Technologies (Hong Kong) Ltd          Hong Kong             100%
NTL Broadcast Sdn Bhd                           Malaysia              100%
Nogenta Holding BV                              Netherlands           100%
National Transcommunications Spain, S.L.        Spain                 100%
Sun Savings, SL                                 Spain                 100%
Canarias Target, SL                             Spain                 100%
Lanbase Espania, SL                             Spain                 100%
NTL Broadcast (Thailand) Ltd.                   Thailand              100%



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